Exhibit 99.2

Transform Therapies. Reimagine Lives. LUMUS Phase 2b Topline Results September 1, 2026

Forward - Looking Statements This presentation contains forward looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are based upon current plans, estimates and expectations of management of Alumis Inc . (“ Alumis ”) in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from such statements . The inclusion of forward - looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved . Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward - looking statements . All statements contained in this presentation other than statements of historical facts are forward - looking statements, including without limitation express or implied statements regarding Alumis ' planned NDA submission with the FDA for envudeucitinib in moderate - to - severe plaque psoriasis, anticipated regulatory interactions in systemic lupus erythematosus, including the potential for prespecified subgroup analyses to inform future Phase 3 development, the therapeutic potential of TYK 2 inhibition across immune - mediated diseases and the potential multi - indication opportunity for envudeucitinib in interferon - driven diseases, the timing of initiation of future clinical trials and clinical data readouts in its ongoing clinical trials, the potential for envudeucitinib to treat moderate - to - severe plaque psoriasis, systemic lupus erythematosus and other immune - mediated diseases, any expectations regarding the safety, efficacy or tolerability of Alumis ’ drug candidates and statements regarding Alumis ' future plans and prospects, including development of its clinical pipeline and the commencement of additional clinical trials , planned partnering discussions, Alumis ' participation at upcoming conferences , expectations of the size of market opportunity, the potential for envudeucitinib to be a best - in - disease oral in psoriasis, future plans and prospects including our cash runway and development of our development pipeline, our competitive ability and position, our clinical pipeline, and any assumptions underlying any of the foregoing . Risks and uncertainties include, among other things, the risk that Alumis may be adversely affected by economic, business and/or competitive factors ; the impact of legislative, regulatory, economic, competitive and technological changes ; the implementation of our business model and strategic plans for our product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products and product candidates ; the scope, progress, results and costs of developing our product candidates and any future product candidates, including conducting preclinical studies and clinical trials and whether clinical results observed to date will be replicated in larger or later - stage clinical trials, and otherwise related to the research and development of our pipeline ; the timing and costs involved in obtaining and maintaining regulatory approval for current or future product candidates, and any related restrictions, limitations and/or warnings in the label of any product, if and once approved ; the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of our product candidates, if approved, and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving ; uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third party suppliers and manufacturers ; our ability to establish and maintain intellectual property protection for products or avoid or defend claims of infringement ; and potential delays in initiating, enrolling or completing preclinical studies and clinical trials . While the list of factors presented here are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties . For additional information about other factors that could cause actual results to differ materially from those described in the forward - looking statements, please refer to our periodic reports and other filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in our most recent Quarterly Report on Form 10 - Q . The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning us and our businesses, including factors that potentially could materially affect our business, financial conditions or operating results, may emerge from time to time . Readers are urged to consider these factors carefully in evaluating these forward - looking statements, and not to place undue reliance on any forward - looking statements, which speak only as of the date hereof . Readers should also carefully review the risk factors described in other documents we file from time to time with the SEC . The forward - looking statements included in this presentation are made only as of the date hereof . Alumis assumes no obligation and does not intend to update these forward - looking statements, even if new information becomes available in the future, except as required by law . Certain of the data in this presentation are not based on head - to - head or comparator trials . Differences exist between trial designs and caution should be exercised when comparing data across trials . This presentation contains trademarks, service marks, trade names and copyrights of Alumis and other companies which are the property of their respective owners . This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U . S . Food and Drug Administration . No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied . This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness . In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk . Additional Information and Where to Find It Copies of documents filed with the SEC by Alumis are available free of charge under the SEC Filings heading of the Investor Relations section of Alumis ’ website at https : //investors . alumis . com/ . 2

3 LUMUS Trial Topline Results Opening Remarks Martin Babler, President & CEO 01 LUMUS Trial Design and Topline Results Jörn Drappa , CMO 02 Closing Remarks and Q&A Martin Babler, President & CEO 03

4 Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency. LUMUS Topline Results Summary Envudeucitinib in Moderate - to - Severe Systemic Lupus Erythematosus (SLE) NEXT STEPS Key insights from LUMUS support clear path forward • Incorporate learnings from LUMUS into Phase 3 design • End of Phase 2 meeting with FDA and EMA Trial did not meet primary and secondary endpoints in overall trial population • Higher than expected proportion of low interferon gene signature (IFNGS - low) patients (40%) drove high placebo response rate and reduced overall efficacy outcomes • Generally well tolerated; no new safety signals identified • Dose - dependent interferon - pathway target engagement confirmed via pharmacodynamic data Robust clinical responses observed in prespecified subgroup of patients with high interferon gene signature (IFNGS - high) • Robust responses across primary and key secondary outcome measures • Meaningful patient benefits consistent with type I IFN directed mechanism • Easily identifiable subgroup representing the majority of patients with moderate - to - severe active lupus

LUMUS Phase 2b Clinical Trial Design *408 patients with moderately - to - severely active, autoantibody - positive SLE on background standard - of - care therapy Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency; Placebo Envu 20 mg BID Envu 40 mg BID Envu 20 mg QD » Primary endpoint: BICLA at Week 48 compared to placebo » Key secondary endpoints: safety and tolerability, SRI - 4, CLASI - 50 , LLDAS, reduction in corticosteroids, active joints or flares » Includes OLE for long term safety database Envu 40 mg BID Randomization 1:1:1:1 Baseline Day 1 Primary EP BICLA at Week 48 R Part A Phase 2b Trial Part B Open Label Extension (OLE) Trial 408* » Exit Part A : Complete 28 - day follow - up period 5

Key Topline Efficacy Endpoints

Lumus
a lupus study

		20mg QD (N=103)	20mg BID (N=99)	40mg BID (N=102)	Placebo (N=101)
BICLA Week 48	Response Rate (95% CI)	40.0 (30.6, 50.3)	42.2 (32.1, 52.9)	41.0 (31.7, 50.9)	35.7 (26.7, 45.9)
	Delta vs. placebo* (95% CI)	4.7 (-9.1, 18.6)	6.9 (-7.4, 21.1)	6.2 (-7.5, 19.9)	
	P-value**	0.5018	0.3455	0.3740	
SRI-4 Week 48	Response Rate (95% CI)	60.9 (50.7, 70.2)	52.1 (41.5, 62.5)	52.7 (42.8, 62.3)	40.4 (31.0, 50.6)
	Delta vs. placebo* (95% CI)	20.9 (7.2, 34.5)	12.3 (-2.0, 26.5)	13.9 (0.5, 27.2)	
	P-value**	0.0028	0.0909	0.0417	

* Percentage of patients achieving response and two-sided 95% CI are based on 100 imputed datasets using Rubin's rule.
** The estimated treatment difference between each of 3 envudeucitinib treatment groups and the placebo group is analyzed using the Cochran Mantel-Haenszel (CMH) test, adjusting for the randomized stratification factors. The estimated treatment differences, along with the corresponding 2-sided p-value and the 2-sided 95% CI for the estimated treatment difference are calculated via weighted Mantel-Haenszel (MH) method, based on imputed datasets using Rubin's rule.
NRI (Non-Responder Imputation), MI (Multiple Imputation)

alumis Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.
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7 Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency. LUMUS Topline Safety Summary Envudeucitinib was well - tolerated with no new safety signals observed Overall, incidence rates were lower on active treatment compared with placebo for: • TEAEs, grade ≥3 TEAEs, study drug related TEAEs, and TEAEs leading to study drug discontinuation • Serious Adverse Events • AEs of Clinical Interest including serious infections, embolic and thrombotic events No MACE, extended MACE, or malignancies were reported in any treatment arms

LUMUS blood based RNA - seq analysis of all available subjects. Normalized gene expression values. Median values with interquartil e ranges. Type 1 IFN 4 gene signatures calculated as median normalized expression of the following genes: HERC5, IFI27, IFIT1, RSAD2. Source: Alumis data on file Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency. Pharmacodynamic Dose Response with Maximal Inhibition at the Highest Dose 8

Type I Interferon Gene Signature High Subgroup is Well-defined and Represents the Majority of Moderate-to-Severe Patients with SLE

- **Well established** bimodal type I IFN pathway activity distribution seen in SLE population, with clustering of patients into two biologically distinct "IFNGS-high" and "IFNGS-low" populations
- **IFNGS-high:** established and readily identifiable patient population (~70%) that is highly correlated with disease burden/activity
- **IFNGS Score:** Previously shown to be associated with increased placebo response
- **In LUMUS**, IFNGS score was determined at baseline using commercially available test (mRNA 4 gene panel)



Density
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0
4
6
8
10
12
14
IFIG-4 signature score

Distribution of interferon gene signature test results in patients who participated in MUSE.

Bimodal Figure ref: Brohawn, Lupus (2019) 28, 1524–1533

Patients with IFNGS-low respond less favorably to IFN pathway-targeted therapies and show higher placebo response rates

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Arnaud L, Furie R, Morand EF, et al. Burden of systemic lupus erythematosus in clinical practice: baseline data from the SLE Prospective Observational Cohort Study (SPOCS) by interferon gene signature. Lupus Sci Med. 2023;10(2):e001032. doi:10.1136/lupus-2023-001032. Interferon gene signature assay platforms, gene lists, and cut-off thresholds differ and not universal across published studies/sponsors.

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10 • Baseline demographics were generally well balanced across groups • Baseline disease characteristics – Lower than expected proportion of interferon gene signature high – Lower than expected proportion of patients with severe disease British Isles Lupus Assessment Group (BILAG) index measures disease activity across nine individual organ systems. Symptom sever ity grading: A denotes severe disease activity, B denotes moderate disease activity, and C denotes mild disease activity. Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency. Baseline Demographics and Disease Characteristics Placebo (N=101) 40mg BID (N=102) 20mg BID (N=99) 20mg QD (N=103) N (%) 63 (62.4) 60 (58.8) 62 (62.6) 64 (62.1) IFNGS - high 38 (37.6) 42 (41.2) 37 (37.4) 39 (37.9) IFNGS - low BILAG - 2004 45 (44.6) 50 (49.0) 53 (53.5) 50 (48.5) At least one A 52 (51.5) 51 (50.0) 45 (45.5) 52 (50.5) No A and ≥ 2Bs

11 Primary and Key Secondary Efficacy Endpoints at Week 48: by Baseline IFNGS Score Baseline IFNGS - low Baseline IFNGS - high Placebo (N=38) 40mg BID (N=42) 20mg BID (N=37) 20mg QD (N=39) Placebo (N=63) 40mg BID (N=60) 20mg BID (N=62) 20mg QD (N=64) Endpoint 47.5 24.4 30.0 39.0 28.6 52.6 49.5 40.7 Response rate (%) BICLA 85.7 33.3 58.3 49.1 25.0 61.5 65.7 58.9 Response rate (%) CLASI - 50% Reduction 52.5 40.9 42.6 49.7 33.1 60.9 57.8 67.7 Response rate (%) SRI - 4 75.0 33.3 75.0 33.3 45.5 58.1 52.9 67.7 Response rate (%) Reduction in Corticosteroid by Week40 and Maintenance Through Week 48 73.7 34.6 60.6 72.6 50.2 65.1 65.7 78.9 Response rate (%) Active Joint Count - 50% Reduction 30.3 26.4 22.6 23.5 17.0 38.3 40.3 36.7 Response rate (%) LLDAS Response 10.5 16.7 8.1 15.4 22.2 13.3 14.5 12.5 Proportion (%) ≥ 1 Severe Flare Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

12 BICLA by Visit : Baseline IFNGS Score (High vs Low) Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency. Baseline: IFNGS - high Baseline: IFNGS - low

BICLA Response in IFNGS-high Patients

LUMUS, PAISLEY and TULIP-1/2 Studies



BICLA response rate, IFNGS-high: placebo vs active arm
BICLA response rate, %
60
50
40
30
20
10
0
+12.1 *
28.6
40.7
+20.9 *
28.6
49.5
+24.0 *
28.6
52.6
+26.7
24.6
51.3
+2.8
24.6
27.4
+14.5
24.6
39.1
+18.2
29.4
47.6
Envu 20 mg QD n=63 vs 64
Envu 20 mg BID n=63 vs 62
Envu 40 mg BID n=63 vs 60
Deucra 3 mg BID n=65 vs 76
Deucra 6 mg BID n=65 vs 73
Deucra 12 mg QD n=65 vs 69
Anifrolumab 300 mg n=302 vs 298
Placebo
Envudeucitinib
Deucravacitinib
Anifrolumab

IFNGS-high subgroup; n shown as placebo vs active (randomized/dosed). Anifrolumab pooled TULIP-1/2 wk 52 (n=302 vs 298).1 Deucravacitinib PAISLEY wk 48 (n=65 vs 76/73/69).2,3 Envudeucitinib LUMUS wk 48 (n=63 vs 64/62/60).4 Cross-trial comparison, not head-to-head: trials differ in population, background therapy, endpoint timing, and IFNGS assay and cut-off. Deucravacitinib and envudeucitinib are investigational in SLE. 1. Vital EM, et al. Ann Rheum Dis 2021;80:1435-1444. 2. Morand EF, et al. Arthritis Rheumatol 2023;75(2):242-252. 3. Wu C, et al. Lupus Sci Med 2023 (LSO-077). 4. Alumis Inc. Data on file. Study LUMUS Part A, NCT05966480. Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

* Covariate-adjusted treatment difference for 20mg QD, 20mg BID and 40mg BID are 11.6, 21.3 and 24.0, respectively

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BICLA Response in IFNGS-low Patients

LUMUS, PAISLEY and TULIP-1/2 Studies



BICLA response rate, IFNGS-low: placebo vs active arm
BICLA response rate, %
60
50
40
30
20
10
0
−8.5 *
47.5
39.0
−17.5 *
47.5
30.0
−23.1 *
47.5
24.4
−1.3
28.0
26.7
+37.0
28.0
65.0
−3.0
28.0
25.0
+9.3
37.5
46.8
Envu
20 mg QD
n=38 vs 39
Envu
20 mg BID
n=38 vs 37
Envu
40 mg BID
n=38 vs 42
Deucra
3 mg BID
n=25 vs 15
Deucra
6 mg BID
n=25 vs 20
Deucra
12 mg QD
n=25 vs 20
Anifrolumab
300 mg
n=64 vs 62
Placebo
Envudeucitinib
Deucravacitinib
Anifrolumab

IFNGS-low subgroup — small n, wide CIs; n shown as placebo vs active (randomized/dosed). Anifrolumab pooled TULIP-1/2 wk 52 (n=64 vs 62).1 Deucravacitinib PAISLEY wk 48 (n=25 vs 15/20/20).2,3 Envudeucitinib LUMUS wk 48 (n=38 vs 39/37/42).4 Cross-trial comparison, not head-to-head: trials differ in population, background therapy, endpoint timing, and IFNGS assay and cut-off. Deucravacitinib and envudeucitinib are investigational in SLE. 1. Vital EM, et al. Ann Rheum Dis 2021;80:1435-1444. 2. Morand EF, et al. Arthritis Rheumatol 2023;75(2):242-252. 3. Wu C, et al. Lupus Sci Med 2023 (LSO-077). 4. Alumis Inc. Data on file. Study LUMUS Part A, NCT05966480. Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

* Covariate-adjusted treatment difference for 20mg QD, 20mg BID and 40mg BID are -7.4, -17.4 and -23.0, respectively

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SRI-4 Response in IFNGS-high Patients

LUMUS, PAISLEY and TULIP-1/2 Studies


SRI-4 response rate, IFNGS-high: placebo vs active arm
SRI-4 response rate, %
70
60
50
40
30
20
10
0
+34.6 *
33.1
67.7
+24.7 *
33.1
57.8
+27.8 *
33.1
60.9
+28.2
32.3
60.5
+15.6
32.3
47.9
+18.4
32.3
50.7
+14.7
39.0
53.7
Envu
20 mg QD
n=63 vs 64
Envu
20 mg BID
n=63 vs 62
Envu
40 mg BID
n=63 vs 60
Deucra
3 mg BID
n=65 vs 76
Deucra
6 mg BID
n=65 vs 73
Deucra
12 mg QD
n=65 vs 69
Anifrolumab
300 mg
n=302 vs 298
Placebo
Envudeucitinib
Deucravacitinib
Anifrolumab

IFNGS-high subgroup; n shown as placebo vs active (randomized/dosed). Anifrolumab pooled TULIP-1/2 wk 52 (n=302 vs 298).1 Deucravacitinib PAISLEY wk 32 (n=65 vs 76/73/69).2,3 Envudeucitinib LUMUS wk 48 (n=63 vs 64/62/60).4 Cross-trial comparison, not head-to-head: trials differ in population, background therapy, endpoint timing, and IFNGS assay and cut-off. Deucravacitinib and envudeucitinib are investigational in SLE. 1. Vital EM, et al. Ann Rheum Dis 2021;80:1435-1444. 2. Morand EF, et al. Arthritis Rheumatol 2023;75(2):242-252. 3. Wu C, et al. Lupus Sci Med 2023 (LSO-077). 4. Alumis Inc. Data on file. Study LUMUS Part A, NCT05966480. Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

* Covariate-adjusted treatment difference for 20mg QD, 20mg BID and 40mg BID are 34.0, 25.0 and 27.8, respectively

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SRI-4 Response in IFNGS-low Patients

LUMUS, PAISLEY and TULIP-1/2 Studies



SRI-4 response rate, IFNGS-low: placebo vs active arm
SRI-4 response rate, %
70
60
50
40
30
20
10
0
−2.8 *
52.5
49.7
−9.9 *
52.5
42.6
−11.6 *
52.5
40.9
+6.7
40.0
46.7
+15.0
40.0
55.0
−15.0
40.0
25.0
−0.2
45.3
45.2
Envu 20 mg QD n=38 vs 39
Envu 20 mg BID n=38 vs 37
Envu 40 mg BID n=38 vs 42
Deucra 3 mg BID n=25 vs 15
Deucra 6 mg BID n=25 vs 20
Deucra 12 mg QD n=25 vs 20
Anifrolumab 300 mg n=64 vs 62
Placebo
Envudeucitinib
Deucravacitinib
Anifrolumab

IFNGS-low subgroup — small n, wide CIs; n shown as placebo vs active (randomized/dosed). Anifrolumab pooled TULIP-1/2 wk 52 (n=64 vs 62; -0.2 p=0.986 NS).1 Deucravacitinib PAISLEY wk 32 (n=25 vs 15/20/20).2,3 Envudeucitinib LUMUS wk 48 (n=38 vs 39/37/42).4 Cross-trial comparison, not head-to-head: trials differ in population, background therapy, endpoint timing, and IFNGS assay and cut-off. Deucravacitinib and envudeucitinib are investigational in SLE. 1. Vital EM, et al. Ann Rheum Dis 2021;80:1435-1444. 2. Morand EF, et al. Arthritis Rheumatol 2023;75(2):242-252. 3. Wu C, et al. Lupus Sci Med 2023 (LSO-077). 4. Alumis Inc. Data on file. Study LUMUS Part A, NCT05966480. Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

* Covariate-adjusted treatment difference for 20mg QD, 20mg BID and 40mg BID are -1.7, -9.6 and -11.3, respectively

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Primary and Key Secondary Endpoints: Robust Response Plus Clear Separation from Placebo IFNGS - high response rates for LUMUS and TULIP - 1/2 studies 48 54 51 50 51 29 39 28 38 30 41 68 59 79 68 50 58 66 66 53 53 61 62 65 58 29 33 25 50 46 0 10 20 30 40 50 60 70 80 90 100 BICLA SRI-4 CLASI-50 Joints ≥50% GC taper Response rate (%) IFNGS - high response rates (%) — active arms vs their placebo Anifrolumab 300 mg TULIP placebo Envudeucitinib 20 mg QD Envudeucitinib 20 mg BID Envudeucitinib 40 mg BID LUMUS placebo In IFNGS - high, every active arm greater than placebo on all five endpoints for both Absolute % responders. Anifrolumab pooled TULIP - 1/2 n= 81 - 302 per arm; envudeucitinib n= 60 - 64 per arm. Dashed = placebo. Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency. 17

18 Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency. Key Next Steps • Preparing for End of Phase 2 meetings with FDA and EMA to discuss: • Benefit observed in IFNGS - high patients in LUMUS across doses, and primary and key secondary endpoints • Phase 3 design and sizing • Confirm Phase 3 dose, define enrollment criteria related to desired IFNGS status • Further characterize responder population (biomarker) • Ongoing partnering discussions

19 Key Achievements and Anticipated Milestones Envu – Psoriasis Phase 3 Topline Data for 16 - and 24 - week Endpoints Envu – Psoriasis Phase 3 Additional Data Presented at AAD Lonigutamab – Completion of Strategic Review TYK2 Franchise Development Strategy ( Envu and A - 005) – Evaluation of Additional Indications Envu – Psoriasis ONWARD3 Topline Data Envu – SLE Phase 2b Topline Data Envu – Psoriasis Phase 2 Two - Year Safety Data Envu – Psoriasis NDA Filing A - 005 – Initiate Phase 2a biomarker study Phase 1 trial Initiation – next clinical candidate (new target) 2Q26 2H26 3Q26 2H26 Q426 1H27 2027 1H26 1Q26 1Q26 Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

Transform Therapies. Reimagine Lives. Thank You Q&A